Exhibit 10.1

*** Text omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is not material and is of the type that the registrant treats as private or confidential.s

COMMITMENT AGREEMENT

September 13, 2022 (the “Commitment Agreement Date”)

Athene Annuity and Life Company (“AAIA”) is pleased to provide, on the following terms, a non-participating single premium group annuity contract, supported by a [***] account (the “AAIA Contract”) for the Pactiv Evergreen Pension Plan (the “Plan”) and Athene Annuity & Life Assurance Company of New York (“AANY” and together with AAIA, the “Insurers”) is pleased to provide, on the following terms, a non-participating single premium group annuity contract, supported by a [***] account (the “AANY Contract” and together with the AAIA Contract, the “Contracts”) for the Plan in consideration of the mutual promises made and representations, warranties and covenants contained in this Commitment Agreement (this “Commitment Agreement”). For purposes of this Commitment Agreement, capitalized terms will have the meaning set forth in paragraph 8. By signing this Commitment Agreement, the Insurers, Pactiv LLC (the “Company”) as Plan sponsor, and Pactiv Evergreen Inc. Pension Plans Investment Committee (“Committee”), as Plan administrator acting solely in its capacity as named fiduciary for the Plan, agree as provided below. For the avoidance of doubt, the parties hereby agree that if the Committee fails to perform any of its obligations set forth in this Commitment Agreement, the Company shall perform such obligations in the same manner and timing required of the Committee.

1.
GAC Issuance and GAC Issuance True-Up Premium. Each Insurer agrees to issue the applicable Contract as follows:

a. Specimen GAC Form Issuance. On the Scheduled GAC Issuance Date, subject to such Insurer’s receipt of the applicable Premium Due Date Transfers and any applicable GAC Issuance True-Up Premium, plus interest thereon, due to such Insurer and subject to the terms of paragraphs 1.b., 1.c., 1.d. and 3, such Insurer irrevocably agrees to issue the applicable Contract with an effective date that is the Premium Due Date and in accordance with this Commitment Agreement and such Contract, irrevocably commits to make payments owed to the applicable Payees under such Contract on and after the Annuity Start Date; provided that if the Committee and such Insurer are unable to complete the takeover of administration services regarding payments under such Contract pursuant to paragraph 6 prior to the Annuity Start Date, such Insurer shall make a bulk payment to the Plan Trust (or in such other manner as such Insurer and the Committee agree) equal to the Aggregate Monthly Payment (as defined in such Contract) for each month until administration with respect to such Contract is transferred to such Insurer pursuant to paragraph 6. The applicable Contract will be in substantially the form of the specimen group annuity contract (the “Specimen GAC Form”) attached hereto as Schedule 1 with such updates agreed upon pursuant to and in accordance with paragraph 2.

b. Form of Annuities and Payments under a Contract. The type, description and forms of annuities (e.g., single life annuity, joint and survivor annuity), payments under the applicable Contract and other terms of

Commitment Agreement, dated September 13, 2022

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such Contract will be consistent with the terms of the Insurers’ proposal dated September 6, 2022 as updated to reflect (i) any modifications contemplated in the Insurers’ final annuity quote reply sheet dated September 13, 2022 and (ii) any modifications mutually agreed to between the Company, Committee and such Insurer after the Commitment Agreement Date and before the [***] Business Day prior to the Scheduled GAC Issuance Date. Subject to such Insurer’s receipt of the applicable Premium Due Date Transfers, such Insurer will make payments to the applicable Payees commencing on the Annuity Start Date (A) until the applicable Contract has been issued, in accordance with the terms and conditions of this Commitment Agreement and (B) after the applicable Contract has been issued, in accordance with the terms and conditions of the applicable Contract. For the avoidance of doubt, each Insurer will make such payments even if the applicable Contract has not been issued by such Insurer as of the Annuity Start Date. The original annuity exhibits to the applicable Contract will be consistent with the applicable Payees (including the applicable annuitants, contingent annuitants and beneficiaries) on the Tab titled “Data (include)” of the Base File.

c. Necessary Data. As a condition to such Insurer issuing the applicable Contract, the Committee will deliver or cause to be delivered to such Insurer the data necessary for such Insurer to prepare the annuity exhibits and the information necessary for such Insurer to draft provisions of such Contract and administer the payments thereunder, including but not limited to, information such as factor tables, supporting documents such as Qualified Domestic Relations Orders, and sample calculations. If there are any delays in the delivery of the foregoing information based on the delivery dates set forth in Schedule 5 or such other delivery dates as may be designated by such Insurer, such Insurer may refer any Payee who contacts such Insurer to the Company Contact for assistance and such Insurer may, in its sole discretion, delay the mailing of the applicable Welcome Kits and annuity certificates that are to be issued by such Insurer in connection with the applicable Contract. Such Insurer may exclude from the annuity exhibits any applicable Payee for which such Insurer has not been provided each of the following: [***].

d. GAC Issuance True-Up Premium. Schedule 6 provides a description of the methodologies and procedures by which such Insurer will calculate the applicable GAC Issuance True-Up Premium. The Committee and Insurer may mutually agree in writing to timing with respect to any deliverable that differs from that set forth in this paragraph 1.d. The Committee and Insurer each acknowledge and agree that it shall cooperate in good faith prior to the GAC Issuance Data Notice Date in the drafting and/or review, as applicable, of preliminary drafts of the deliverables described in this paragraph 1.d. Such Insurer and the Committee will cooperate in good faith so that such Insurer can calculate the applicable GAC Issuance True-Up Premium, subject to the following acknowledgements, limitations and conditions:

i.
GAC Issuance Data. To the extent that the Committee discovers or has any Data Corrections with respect to the applicable Contract after the Commitment Agreement Date and prior to the date that is [***] Business Days prior to the Scheduled GAC Issuance Date (the “GAC Issuance Data Notice Date”), the Committee will provide written notice of such Data Correction as promptly as reasonably practicable to such Insurer. Such Insurer will only be responsible for incorporating into the calculation of the applicable GAC Issuance True-Up Premium those Data Corrections with respect to the applicable Contract that have been notified to such Insurer by the Committee on or prior to the GAC Issuance Data Notice Date together with any other Data Corrections identified by such Insurer (with

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respect to the AAIA Contract, the “AAIA GAC Issuance Data” and, with respect to the AANY Contract, the “AANY GAC Issuance Data”). Such incorporation is subject to such Insurer’s agreement with such Data Corrections and any limitations on incorporating such Data Corrections into the applicable GAC Issuance True-Up Premium set forth in Schedule 6.
ii.
GAC Issuance Annuity Exhibits. [***] Business Days prior to the Scheduled GAC Issuance Date, such Insurer will deliver to the Committee proposed annuity exhibits utilizing and consistent with the Base File and the applicable GAC Issuance Data. [***] Business Days prior to the Scheduled GAC Issuance Date, the Committee will respond to such Insurer with any questions on the annuity exhibits. Such Insurer and the Committee will cooperate in good faith to resolve any discrepancies on or prior to the [***] Business Day prior to the Scheduled GAC Issuance Date. [***] Business Days prior to the Scheduled GAC Issuance Date, such Insurer will send revised annuity exhibits to the Committee for review, which will reflect any changes agreed upon by the parties. Such Insurer may exclude from the annuity exhibits any applicable Payee for which such Insurer has not been provided each of the following: [***].
iii.
GAC Issuance True-Up Premium. [***] Business Days prior to the Scheduled GAC Issuance Date, such Insurer will send the calculation of the applicable GAC Issuance True-Up Premium to the Committee for review. [***] Business Days prior to the Scheduled GAC Issuance Date, the Committee will respond to such Insurer with any questions on the applicable GAC Issuance True-Up Premium. [***] Business Days prior to the Scheduled GAC Issuance Date, such Insurer will send the updated calculation of the applicable GAC Issuance True-Up Premium to the Committee for review. Such Insurer and the Committee will cooperate in good faith to resolve any discrepancies on or prior to the [***] Business Day prior to the Scheduled GAC Issuance Date. If the Committee and such Insurer cannot resolve any discrepancies with respect to such GAC Issuance True-Up Premium on or prior to the date that is [***] Business Days prior to the Scheduled GAC Issuance Date, such Insurer’s reasonable determination will control for purposes of such GAC Issuance True-Up Premium.
iv.
GAC Issuance True-Up Premium Payment. The applicable GAC Issuance True-Up Premium will be paid on the Scheduled GAC Issuance Date as follows: (A) if such GAC Issuance True-Up Premium is a positive number, then the Company will, or the Committee will irrevocably direct the Plan Trustee to, pay to such Insurer an amount, in Cash, equal to such GAC Issuance True-Up Premium, plus interest calculated in accordance with Schedule 6, and such Insurer will deposit the Cash into the [***] account that supports the applicable Contract; or (B) if such GAC Issuance True-Up Premium is a negative number, then such Insurer will pay to the Plan Trust an amount, in Cash, equal to the absolute value of such GAC Issuance True-Up Premium plus interest calculated in accordance with Schedule 6.

2.
Negotiation of Modified GAC Form. After the Commitment Agreement Date, each Insurer and the Committee will each use [***] efforts to revise the Specimen GAC Form to reflect such revisions that were mutually agreed to by such Insurer and the Committee prior to the Commitment Agreement Date and will use [***] efforts to negotiate any additional revisions to the Specimen GAC Form (with respect to the AAIA Contract, the “AAIA Modified GAC Form” and, with respect to the AANY Contract, the “AANY Modified GAC Form”) and related forms of annuity certificates, subject to the following acknowledgements, limitations and conditions:

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a. Regulatory Approvals. Such Insurer will use [***] efforts to obtain regulatory approvals, to the extent required by applicable law, of the applicable Modified GAC Form prior to the Scheduled GAC Issuance Date, and in the event that any approval, to the extent required by applicable law, is not granted, or if the applicable Contract is disapproved, such Insurer and the Committee will cooperate in good faith to mutually agree on modifications to such Contract to address any requests of, with respect to the AAIA Contract, the Illinois Department of Insurance, or, with respect to the AANY Contract, the NYSDFS, and, to the extent possible, to preserve the provisions included in the applicable Modified GAC Form. If the parties are unable to come to an agreement after good faith discussions, Insurer may in its sole reasonable discretion finalize the Contract to comply with the requests of the applicable regulatory authority. Such Insurer will use [***] efforts to obtain regulatory approvals, to the extent required by applicable law, of customized annuity certificates to be issued by such Insurer in connection with the applicable Contract prior to the annuity certificate mailing date set forth in paragraph 5.b.

b. Contract Issuance. Following the negotiation of the applicable Modified GAC Form and the receipt of any related regulatory approvals for all negotiated changes to the Specimen GAC Form in accordance with paragraph 2.a., subject to such Insurer’s receipt of the applicable Premium Due Date Transfers and any applicable GAC Issuance True-Up Premium, plus interest thereon, due to such Insurer, such Insurer will issue the applicable Contract on the Scheduled GAC Issuance Date using the applicable Modified GAC Form, subject to and in accordance with paragraphs 1.a., 1.b. and 1.c.. Such Contract will have an effective date that is the Premium Due Date.

3.
Premium Due Date Transfers. The Committee will irrevocably direct the Plan Trustee to pay AAIA, per the wire and asset transfer instructions to be delivered to the Committee by the Insurers no later than one Business Day after the Commitment Agreement Date (the “Transfer Instructions”), $[***] (the “AAIA Premium Amount”) on the Premium Due Date, by:

(x) assigning, transferring and delivering to AAIA, by the Cut-Off Time, all rights, title and interests in and to each applicable Eligible Asset, and

(y) paying to AAIA an amount in Cash equal to the excess, if any, of the AAIA Premium Amount over the applicable Transferred Asset Valuation.

The Committee will irrevocably direct the Plan Trustee to pay AANY, per the Transfer Instructions, $[***] (the “AANY Premium Amount”) on the Premium Due Date, by:

(x) assigning, transferring and delivering to AANY, by the Cut-Off Time, all rights, title and interests in and to each applicable Eligible Asset, and

(y) paying to AANY an amount in Cash equal to the excess, if any, of the AANY Premium Amount over the applicable Transferred Asset Valuation.

In addition, on the Premium Due Date, the Committee will irrevocably direct the Plan Trustee to pay or cause to be paid to each Insurer the applicable Interim Asset Cash Flows (such payment, together with the payment of the

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applicable Premium Amount, with respect to AAIA, the “AAIA Premium Due Date Transfers” and, with respect to AANY, the “AANY Premium Due Date Transfers”). If on or following the Premium Due Date, the Plan, the Plan Trust or the Company receives any payments with respect to any Transferred Asset that were due and payable prior to the Commitment Agreement Date and are not reflected in the Transferred Asset Valuation used to determine either Premium Amount, then the Plan, the Plan Trust or the Company, as applicable, shall retain such payment; otherwise, the Committee will irrevocably direct the Plan Trustee to promptly pay to the applicable Insurer an amount in Cash equal to such payment. Each Insurer will deposit the applicable Premium Due Date Transfers into the applicable [***] account that supports the applicable Contract.

[***]

a.
Schedule 2 Updates. On the second Business Day after the Commitment Agreement Date, the Insurers will deliver to the Committee an updated Schedule 2 that reflects the Asset Market Value of each Schedule 2 Asset by providing [***]. The Committee and the Insurers shall use [***] efforts to resolve any dispute with respect to any such information on or prior to the Premium Due Date. On the Premium Due Date, the Insurers will, if needed, update Schedule 2 to reflect the removal of any asset that is not received by either Insurer prior to the Cut-Off Time. Each Insurer will, if needed, further update Schedule 2 to reflect the removal and return, if applicable, of any asset that is determined to be an Ineligible Asset or a Misstated Asset pursuant to paragraph 3.c. or 3.d.

b.
Asset Portfolio Activity. On and as of the Business Day prior to the Premium Due Date, the Insurers will provide to the Committee asset portfolio activity information in the form of Schedule 3 (or in such other manner as agreed to by the parties) with respect to each Schedule 2 Asset and reflecting all Interim Asset Cash Flows. Prior to the Premium Due Date, the Committee will confirm to the Insurers in writing that such information is accurate and complete or will provide any additions, deletions or corrections to such information. The Committee and the Insurers shall use [***] efforts to resolve any dispute with respect to any such information on or prior to the Business Day prior to the Premium Due Date. If the Committee and such Insurer, despite using [***] efforts, cannot resolve such dispute on or prior to the Business Day prior to the Premium Due Date, then such Insurer’s asset portfolio activity information will control for purposes of the Premium Due Date Transfers.

c.
Ineligible Assets. By written notice to the other party on or before the [***] Business Day following the Premium Due Date, the Committee or an Insurer may identify as an Ineligible Asset any asset that was transferred to such Insurer as part of the applicable Premium Due Date Transfers and such parties will work in good faith for [***] Business Days following the receipt of such notice to agree on which, if any, assets constituting part of such Premium Due Date Transfers are Ineligible Assets. If the Committee and an Insurer agree that an asset is an Ineligible Asset within such [***] Business Days following the receipt of such notice, then, on or before the date that is [***] Business Days following such agreement, the Committee will irrevocably direct the Plan Trustee to promptly pay or cause to be paid to such Insurer an amount, in Cash, per the Transfer Instructions, equal to [***], and, simultaneously with receipt of such payment, such Insurer will return each such asset to the Plan Trust together with any Interim Asset Cash Flows associated with such asset. The Committee and such Insurer will reflect in the applicable Contract

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the removal of any Ineligible Asset from the “Cash and Transferred Assets Exhibit” to such Contract. The Committee and the applicable Insurer will use [***] efforts to resolve any dispute with respect to any Ineligible Asset.

d.
Misstated Assets. By written notice to the other party on or before the [***] Business Day following the Premium Due Date, the Committee or an Insurer may identify any asset that was included on Schedule 2 and treated as if it were a Transferred Asset for purposes of determining the applicable Premium Amount but was not received by such Insurer (a “Misstated Asset”), and such parties will work in good faith for [***] Business Days following the receipt of such notice to agree on which, if any, applicable assets included on Schedule 2 are Misstated Assets. If the Committee and an Insurer agree that an asset is a Misstated Asset within such [***] Business Days following the receipt of such notice, then, on or before the date that is [***] Business Days following such agreement, the Committee will irrevocably direct the Plan Trustee to promptly pay or cause to be paid to such Insurer an amount, in Cash, per the Transfer Instructions, calculated in accordance with paragraph 3.g. The Committee and such Insurer will reflect in the applicable Contract the removal of any Misstated Asset from the “Cash and Transferred Assets Exhibit” to such Contract. The Committee and the applicable Insurer will use [***] efforts to resolve any dispute with respect to any Misstated Asset.

e.
Interest Payments. Any payment made to an Insurer pursuant to paragraph 3.c or 3.d shall also include an amount, in Cash, equal to the interest on such payment calculated at an annual rate equal to [***], from the Premium Due Date through but excluding the date of such payment.

f.
Additional Actions with respect to Assets. The Committee will, or will irrevocably direct the Plan Trustee to, promptly give or cause to be given all notices that are required, under applicable law and the terms of each Eligible Asset, in connection with the sale, assignment, transfer and delivery of the Eligible Assets on the Premium Due Date. The Committee will, or will irrevocably direct the Plan Trustee to, and the Insurers will promptly execute, deliver, record or file or cause to be executed, delivered, recorded or filed, any and all releases, affidavits, waivers, notices or other documents that the Committee or the Insurers may reasonably request in order to implement the transfer of the Eligible Assets, as applicable, to the Insurers. [***].

g.
Failure to Deliver an Eligible Asset. In the event an Eligible Asset is not transferred to either Insurer on the Premium Due Date, including in connection with any corporate action pursuant to paragraph 3.f. above, the Committee will irrevocably direct the Plan Trustee to pay to such Insurer an amount in Cash equal to [***].

h.
Risk of Loss on Transferred Assets; Gains on Transferred Assets. Each Insurer acknowledges and agrees that, if the applicable Premium Due Date Transfers occur, then, from and after the Commitment Agreement Date, such Insurer bears any and all risks associated with each applicable Transferred Asset.

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i.
Available Assets. The Company will cause the Plan Trust to have sufficient Cash or other assets (whether by means of a Cash contribution or otherwise) to enable the Plan Trustee to pay all amounts that it is directed to pay to each Insurer by the Committee pursuant to this Commitment Agreement.

4.
Public Announcements.

a.
Press Releases. The Company and the Insurers have the right to issue a transaction announcement or press release regarding the transactions contemplated by this Commitment Agreement, a copy of which will be provided to the other party (or, as applicable, the other parties) for review no less than two Business Days prior to the issuance thereof, and the party or parties, as applicable, issuing the transaction announcement or press release will consider in good faith any comments made by any other party (or, as applicable, the other parties); provided, however, that, if the Company has not issued a transaction announcement or press release, the Insurers will not issue a transaction announcement or press release without the prior written consent of the Company; provided, further, that nothing contained in this paragraph 4.a. will prevent an Insurer from (i) communicating with the applicable Payees, including through communications posted to the Insurers’ website or (ii) discussing or disclosing the transactions contemplated by this Commitment Agreement so long as such disclosure does not reference the Plan or the Company’s name, industry, workforce, or other information that could reasonably allow a third party to identify the Company and/or the Plan.

b. SEC Filings. If the Company concludes that disclosure of this Commitment Agreement and/or either or both of the Contracts is required by the rules of the Securities and Exchange Commission (“SEC”), (i) the Company will cooperate with the Insurers to make a request to the SEC for confidential treatment of information relating to the pricing of the Contracts and such other information as the Company and the Insurers mutually conclude is competitively sensitive from the perspective of the Company or the Insurers or otherwise merits confidential treatment and (ii) the Company will provide the Insurers with a copy of any material correspondence (written or oral) with the SEC regarding any such application for confidential treatment, and the Company and the Insurers will otherwise reasonably cooperate in connection with such request, including by the Company proposing to redact confidential portions of documents as to which the SEC staff seeks disclosure.

c. No Insurer Communications. Except to the extent the Company or Committee has provided prior written consent, from the Commitment Agreement Date until the issuance of any annuity certificate by an Insurer to an annuitant, other than as provided for in this Commitment Agreement, (i) such Insurer will cause the employees of its retirement services business unit not to initiate any contact or communication with any participant or beneficiary of the Plan in connection with any transactions other than those transactions contemplated by this Commitment Agreement and (ii) such Insurer will not, and will cause all of its affiliates not to, provide any of its respective insurance agents, wholesalers, retailers or other representatives with any contact information of such participants and beneficiaries of the Plan obtained from the Committee, the Company or any of their representatives in connection with the transactions contemplated by this Commitment Agreement, except for those representatives of such Insurer or any of its affiliates who need to know such information for purposes of the transactions contemplated by this Commitment Agreement

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and agree to comply with the requirements of this Commitment Agreement. However, this paragraph 4.c. will not restrict employees of either Insurer’s retirement services business unit from contacting any participant or beneficiary of the Plan in connection with, or to facilitate, the Insurers’ performance of their obligations under the Contracts, the annuity certificates or this Commitment Agreement, in each case, as applicable. Until the mailing of the applicable Welcome Kit by an Insurer to the applicable annuitants, other than as provided for in this Commitment Agreement, if any participant or beneficiary of the Plan who is covered by the applicable Contract contacts an employee of either Insurer’s retirement services business unit, such Insurer and the Committee will cooperate to coordinate on a response to such participant or beneficiary of the Plan.

5. Welcome Kits and Annuity Certificates.

a. Welcome Kits. On or before [***] (or such other date agreed to by the parties) (the “Welcome Kit Mailing Date”), each Insurer will mail a welcome kit to each annuitant under the applicable Contract (each, a “Welcome Kit”). Each Insurer will send a preliminary draft of the applicable Welcome Kit to the Committee no later than [***] (or such other date agreed to by such Insurer and the Committee) and such Insurer will consider in good faith any comments made by the Committee on the Welcome Kit on or before [***] (or such other date agreed to by such Insurer and the Committee). Each Insurer and the Committee shall cooperate in good faith to finalize the applicable Welcome Kit on or before [***] (or such other date agreed to by such Insurer and the Committee).

b. Annuity Certificates. Each Insurer will mail an annuity certificate to each applicable Payee on or before the later of (i) [***] and (ii) [***], in each case, subject to receiving regulatory approvals for any such annuity certificate, if needed (or such other date agreed to by such Insurer and the Committee). To the extent that any changes are made to the forms of the applicable annuity certificates or the related benefit terms with respect to a Contract after the Committee and the applicable Insurer have agreed on the forms of the applicable annuity certificates to be filed and the related benefit terms, the mailing of an annuity certificate to each applicable Payee shall be extended by the number of days elapsed since the Committee and such Insurer had first agreed on the forms of such annuity certificates and the related benefit terms. Each annuity certificate will include a statement informing a Payee of his or her right to obtain a copy of the applicable Contract (redacted to exclude [***]) and how to obtain such copy of such Contract. The rights of a Payee are not conditioned on the issuance of the applicable annuity certificates, and any delay in issuing a certificate shall not have any effect on the date as of which the Payee has enforceable rights against the applicable Insurer.

6.
Administration and Transfer.

a.
Administrative Transition. The Committee will provide or cause to be provided to each Insurer the information needed by such Insurer to administer the payments under the applicable Contract and will complete or cause to be completed all processes set forth in Schedule 5. The Committee and each Insurer will use [***] efforts to take or cause to be taken all actions and do or cause to be done all things necessary to coordinate the takeover by such Insurer of all administration responsibilities necessary to effectively

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provide recordkeeping and administration services regarding direct payments to the applicable Payees under the applicable Contract commencing on the Annuity Start Date. The Committee will provide the Insurers with final census data in good order on or before the Premium Due Date in order for each Insurer to provide recordkeeping and administration services regarding payments to the applicable Payees under the applicable Contract commencing on the Annuity Start Date. The Committee agrees to cooperate with each Insurer in the takeover of such applicable recordkeeping and administration services, including ensuring that any third-party service provider provides such Insurer with any information or records relating to the Plan benefits and the applicable Payees in its possession. The Committee will make subject matter experts available to promptly address any questions the Insurers may have regarding the benefit provisions, including but not limited to forms of annuity, eligibility conditions, administrative practices and calculation methodology. Each Insurer shall perform all of its obligations contemplated under this Commitment Agreement in material compliance with all applicable laws.

b.
Call Center and Company Contact. Each Insurer will maintain, at its cost and expense, a toll-free phone number and/or a website (each, a “Call Center”) which will be available starting from the Welcome Kit Mailing Date for the applicable Payees to contact such Insurer with questions related to the applicable Contract and the annuity certificates issued thereunder. For a period of five years following the Premium Due Date, the Company or Committee will maintain, at its cost and expense, a point of contact (the “Company Contact”) to which either Insurer may refer Payees who pose questions related to their Plan benefits or other Company benefits. In the event that a Payee contacts the Company with questions related to a Contract and/or annuity certificates issued thereunder, the Company may refer the Payee to the applicable Call Center. In the event that a Payee contacts an Insurer with questions related to their Plan benefits, such Insurer may refer the Payee to the Company Contact.

7.
Representations and Warranties.

a. Insurers Representations and Warranties. Each Insurer hereby represents and warrants to the Company and Committee as of the Commitment Agreement Date and (unless otherwise stated herein) as of the Premium Due Date, severally as to itself and not jointly, that:

i.
Due Organization, Good Standing and Corporate Power. Such Insurer is a life insurance company, duly organized, validly existing and in good standing under the laws of the State of Iowa (in the case of AAIA) and the State of New York (in the case of AANY). Such Insurer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in this Commitment Agreement and the applicable Contract makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. Such Insurer has all requisite corporate power and legal authority to enter into and carry out its obligations under this Commitment Agreement and the applicable Contract and to consummate the transactions contemplated to be undertaken by Insurer in this Commitment Agreement and the applicable Contract.
ii.
Authorization of Commitment Agreement and Enforceability. Such Insurer has received all necessary corporate approvals and no other action on the part of such Insurer is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the applicable

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Contract, and the consummation of the transactions contemplated to be undertaken by such Insurer in this Commitment Agreement and the applicable Contract. This Commitment Agreement has been duly executed and delivered by such Insurer, and is a valid and binding obligation of such Insurer, enforceable against such Insurer in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (“Enforceability Exceptions”).
iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the applicable Contract by such Insurer, and the consummation by such Insurer of the transactions contemplated to be undertaken by such Insurer in this Commitment Agreement do not (A) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations or the comparable governing documents, (B) except for the filings and approvals of state insurance governmental authorities in the applicable states listed on Schedule 7, violate or conflict with any law or order of any governmental authority applicable to such Insurer, (C) require any governmental or governmental agency approval other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the applicable states listed on Schedule 7 or (D) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which such Insurer is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on such Insurer’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement. No filing or approval is required to issue the annuity certificates in accordance with the applicable Contract, other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the applicable states listed on Schedule 7.
iv.
Compliance with Laws. [***], as of the Commitment Agreement Date, the business of insurance conducted by such Insurer [***] is being conducted in material compliance with applicable laws, and none of the licenses, permits or governmental approvals required for the continued conduct of the business of such Insurer as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by such Insurer in this Commitment Agreement, except as, in either case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Insurer to perform its obligations under this Commitment Agreement.
v.
Accuracy of Information. To such Insurer’s Knowledge, as of the Commitment Agreement Date, (A) all material information provided by such Insurer to the Company and Committee (other than any component incorporated into the calculation of the applicable Premium Amount or the applicable GAC Issuance True-Up Premium not calculated, determined or provided by such Insurer, including, as applicable, the Base File, and any information provided by such Insurer based on any such component) in connection with the transactions contemplated by this Commitment Agreement was, as of the date indicated on such information, true and correct in all material respects and (B) no change has occurred since the date indicated on such information that either Insurer or any of its

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affiliates has not publicly disclosed or disclosed to the recipient of such information that would cause such information, taken as a whole, to be materially false or misleading.
vi.
Relationship to the Plan. Such Insurer is not (A) a trustee of the Plan, (B) a plan administrator (within the meaning of ERISA § 3(16)(A) and the Code § 414(g) with respect to the Plan) or (C) an employer any of whose employees are covered by the Plan. Schedule 4 sets forth a true and complete list of (1) such Insurer and such Insurer’s affiliates that are investment managers within the meaning of ERISA § 3(38)(B) and (2) without duplication of clause (1), such Insurer and such Insurer’s affiliates that are registered as investment advisers under the Investment Advisers Act of 1940; provided, however, that solely with respect to the representation and warranty as to Schedule 4 to be made by such Insurer on and as of the Premium Due Date, the Insurers may update Schedule 4 through the Premium Due Date by providing a written update to the Committee so that the information included therein is current on and as of the Premium Due Date.
vii.
No Post-Closing Liability. Following receipt by such Insurer of the applicable Premium Due Date Transfers, the Plan, the Company, the Committee and their respective affiliates will not have any liability to pay any annuity payment under the applicable Contract.
viii.
The Applicable Contract. The applicable Contract, when executed, will be duly executed and delivered by such Insurer and will be a valid and binding obligation of such Insurer and enforceable against such Insurer by the Company and each applicable Payee in accordance with its terms, subject to the Enforceability Exceptions. At all times, the right to a benefit and all other provisions under a Contract, in accordance with such Contract’s terms, will be enforceable at the sole choice of the applicable Payee to whom the benefit is owed under such Contract, subject to the Enforceability Exceptions. In the event that the Company, as the contract holder, ceases to exist, notifies such Insurer that it will cease to perform its obligations under the applicable Contract, or no longer has obligations under such Contract, such Contract will remain a valid and binding obligation of such Insurer, irrevocable and in full force and effect, and enforceable against such Insurer by each applicable Payee in accordance with its terms, subject to the Enforceability Exceptions.
ix.
Litigation. As of the Commitment Agreement Date, there is no action pending or, to such Insurer’s Knowledge, threatened against such Insurer that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such Insurer’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.
x.
No Commissions. No fees, commissions or payments are or will be owed by such Insurer to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the applicable Contract for which any other party, or its respective affiliates or representatives, could be liable.
xi.
RBC Ratio. As of the Commitment Agreement Date, to such Insurer’s Knowledge, no event (including a change to financial market metrics) has occurred that would reasonably be expected to result in a material adverse change to such Insurer’s risk-based capital levels as most recently filed or reported with state insurance regulators.

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CONFIDENTIAL

b.
Company Representations and Warranties. The Company hereby represents and warrants to each Insurer as of the Commitment Agreement Date and (unless otherwise stated herein) as of the Premium Due Date that:
i.
Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in this Commitment Agreement and the Contracts makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Company has all requisite power and legal authority to enter into and carry out its obligations under this Commitment Agreement and each Contract and to consummate the transactions contemplated to be undertaken by the Company in this Commitment Agreement and each Contract.
ii.
Authorization of Commitment Agreement and Enforceability. The Company has received all necessary approvals and no other action on the part of the Company is necessary to authorize the execution, delivery and performance of this Commitment Agreement and each Contract, and the consummation of the transactions contemplated to be undertaken by the Company in this Commitment Agreement and each Contract. This Commitment Agreement and the Contracts have been (or will be) duly executed and delivered by the Company, and each Contract is (or when executed will be) a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.
iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and each Contract by the Company, and the consummation by the Company of the transactions contemplated to be undertaken by the Company in this Commitment Agreement do not (A) violate or conflict with any provision of the Plan and any documents and instruments governing the Plan as contemplated under ERISA § 404(a)(1)(D) (the “Plan Governing Documents”), the certificates or articles of incorporation, bylaws, code of regulations or the comparable governing documents of the Company, (B) violate or conflict with any law or order of any governmental authority applicable to the Company or the Plan Governing Documents, (C) require any governmental or governmental agency approval or (D) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Company is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Company’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.
iv.
Fiduciary. The Committee has been duly appointed as fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (A) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (B) determine whether the transactions contemplated by this Commitment Agreement and the Contracts satisfy the ERISA Requirements, (C) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and the terms of any other agreements with Insurer, including the Contracts and the annuity certificates, (D) direct the Plan Trustee on behalf of the Plan to transfer the applicable Premium Due Date Transfers in connection with the consummation of the

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CONFIDENTIAL

transactions contemplated by this Commitment Agreement and any amounts required pursuant to paragraph 1.d.iv. and (E) take all other actions on behalf of the Plan necessary to effectuate the foregoing.
v.
Litigation. There is no action pending or, to the Company’s Knowledge, threatened against the Company or the Plan that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.
vi.
No Commissions. No fees, commissions or payments are or will be owed by the Company to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and each Contract for which any other party, or its respective affiliates or representatives, could be liable.

c.
Committee Representations and Warranties. The Committee hereby represents and warrants to each Insurer and the Company as of the Commitment Agreement Date and (unless otherwise stated herein) as of the Premium Due Date that:
i.
Authorization of Commitment Agreement and Enforceability. The Committee has received all necessary internal approvals and no other action on the part of Committee is necessary to authorize the execution, delivery and performance of this Commitment Agreement, and the consummation of the transactions contemplated to be undertaken by Committee in this Commitment Agreement. This Commitment Agreement has been duly executed and delivered by Committee and is a valid and binding obligation of the Committee, enforceable against the Committee in accordance with its terms, subject to the Enforceability Exceptions.
ii.
No Conflict. The execution, delivery and performance of this Commitment Agreement by Committee and the consummation by the Committee of the transactions contemplated to be undertaken by the Committee in this Commitment Agreement do not (A) violate or conflict with any provision of the Plan and any Plan Governing Documents, (B) violate or conflict with any law or order of any governmental authority applicable to Committee or the Plan Governing Documents, (C) require any governmental or governmental agency approval or (D) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Committee is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Committee’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.
iii.
Accuracy of Information. To the Committee’s Knowledge, (A) the mortality experience data file(s) provided by or on behalf of the Company to the Insurers identified on Schedule 8 did not contain any misstatements or omissions that were, in the aggregate, material and (B) the data in respect of benefit amounts, forms of annuities, date of birth, date of death, state of residence, gender, plan indicator, lump-sum indicator, hourly/salaried indicator, status (e.g. in-pay, deferred, beneficiary, etc.), years of service and any other relevant information, in each case, with respect to the Payees that was furnished by or on behalf of the Company to the Insurers, was not generated using any materially incorrect systematic assumptions or material omissions.

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iv.
Compliance with ERISA. The Plan and the Plan Trust are maintained under and subject to ERISA and, to the Committee’s Knowledge, are in compliance with ERISA in all material respects. To the Committee’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). All Plan amendments necessary to effect the transactions contemplated by this Commitment Agreement and each Contract have been duly executed and, to the extent that they require authorization by the Committee or the Company, have been, or will be by the Premium Due Date, duly authorized and made by the Committee or the Company, as applicable.
v.
Plan Investments. To the Committee’s Knowledge, neither Insurer nor any of the Insurers’ affiliates is a fiduciary of the Plan who either (A) has or exercises any discretionary authority or control with respect to the investment of Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or either Contract or (B) renders investment advice (within the meaning of ERISA § 3(21)(A)(ii) or Code § 4975(e)(3)(B)) with respect to such assets. There are no commingled investment vehicles that hold Plan Assets, the units of which are or will be Plan Assets involved in the transactions contemplated by this Commitment Agreement or either Contract. No Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or either Contract are or will be managed by any investment manager listed on Schedule 4, and no investment advisor listed on Schedule 4 renders or will render investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to those assets. The Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or either Contract will, immediately prior to the Commitment Agreement Date, be exclusively managed by Rank Treasury Limited. Rank Treasury Limited has not engaged and will not engage any sub-managers or advisors with respect to its management of the Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or either Contract. Investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to the Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or either Contract is and will be exclusively rendered by Rank Treasury Limited.
vi.
Plan Trustee is Directed Trustee. The Plan Trustee has been duly appointed as the directed trustee of the Plan Trust and is obligated to follow the Committee’s direction to effectuate and consummate the transactions contemplated by this Commitment Agreement.
vii.
Tax Status. The Plan is intended to be qualified under Code § 401(a). To the Committee’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a).
viii.
ERISA Related Determinations.
A.
The Committee has selected each Insurer to issue the applicable Contract as set forth in this Commitment Agreement and such selection, the transactions contemplated by this Commitment Agreement, the purchase of the Contracts and the Plan’s use of assets for the purchase of the Contracts as contemplated by this Commitment Agreement and each Contract (including its terms) each satisfies the ERISA Requirements.
B.
The transactions contemplated by this Commitment Agreement and the purchase of the Contracts do not result in a Non-Exempt Prohibited Transaction, provided that the representations in paragraphs 7.a.vi and 7.b.vi are true and correct in all material respects as of the Premium Due Date.

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CONFIDENTIAL

C.
The Plan Trust will pay no more than “adequate consideration” for the Contracts within the meaning of “adequate consideration” under ERISA § 408(b)(17)(B) and Code § 4975(f)(10).
ix.
Litigation. There is no action pending or, to Committee’s Knowledge, threatened against the Committee or the Plan that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.
x.
No Commissions. No fees, commissions or payments are or will be owed by the Committee to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Contracts for which any other party, or its respective affiliates or representatives could be liable.

8.
Definitions. For purposes of this Commitment Agreement, the following defined terms will have the following meanings:

a.
“AAIA” is defined in the preamble.
b.
“AAIA Contract” is defined in the preamble.
c.
“AAIA GAC Issuance Data” is defined in paragraph 1.d.i.
d.
“AAIA Modified GAC Form” is defined in paragraph 2.
e.
“AAIA Premium Amount” is defined in paragraph 3.
f.
“AAIA Premium Due Date Transfers” is defined in paragraph 3.
g.
“AANY” is defined in the preamble.
h.
“AANY Contract” is defined in the preamble.
i.
“AANY GAC Issuance Data” is defined in paragraph 1.d.i.
j.
“AANY Modified GAC Form” is defined in paragraph 2.
k.
“AANY Premium Amount” is defined in paragraph 3.
l.
“AANY Premium Due Date Transfers” is defined in paragraph 3.
m.
[***].
n.
“Annuity Start Date” means January 1, 2023.
o.
“Asset Market Value” means (i) the close-of-market Fair Market Value of a Schedule 2 Asset as of the close of business on the Business Day prior to the Commitment Agreement Date, plus (ii) accrued interest on such Schedule 2 Asset as of the close of business on the Business Day prior to the Commitment Agreement Date. For purposes of paragraph 3.c, which relates to “Ineligible Assets” instead of “Schedule 2 Assets,” the reference in this definition to “Schedule 2 Asset” shall instead refer to “Ineligible Asset.” For purposes of paragraph 3.d, which relates to “Misstated Assets” instead of “Schedule 2 Assets,” the reference in this definition to “Schedule 2 Asset” shall instead refer to “Misstated Asset.”
p.
“Authorized Persons” is defined in paragraph 10.d.
q.
“Base File” means the data file titled “20220817_Project Nightfall_Annuity Purchase Data (for Insurers).xlsx”, provided on behalf of the Company to the Insurers via email with a link to a secure website at 7:07 a.m. eastern time on August 17, 2022.
r.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by law to close.
s.
“Call Center” is defined in paragraph 6.b.

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CONFIDENTIAL

t.
“Cash” means a wire transfer, through the Federal Reserve System, of currency of the United States of America.
u.
[***].
v.
“Code” means the Internal Revenue Code of 1986 and the applicable Treasury Regulations issued thereunder.
w.
“Committee” is defined in the preamble.
x.
“Commitment Agreement” is defined in the preamble.
y.
“Commitment Agreement Date” is defined in the preamble.
z.
“Company” is defined in the preamble.
aa.
“Company Contact” is defined in paragraph 6.b.
bb.
“Contracts” is defined in the preamble.
cc.
“Cut-Off Time” means 1:00 p.m. eastern time on the Premium Due Date.
dd.
“Data Breach” is defined in paragraph 10.d.
ee.
“Data Correction(s)” is defined in Schedule 6.
ff.
“Eligible Asset” means, with respect to any Insurer, a Schedule 2 Asset (i) [***], and (ii) to which the Plan Trust has valid title, free and clear of all Liens, other than Permitted Liens on the Premium Due Date at the time of transfer.
gg.
“Enforceability Exceptions” is defined in paragraph 7.a.ii.
hh.
“ERISA” means Employee Retirement Income Security Act of 1974, as amended, and any federal agency regulations promulgated thereunder that are currently in effect and applicable.
ii.
“ERISA Requirements” means all of the applicable requirements of ERISA and applicable guidance promulgated thereunder, including Interpretive Bulletin 95-1.
jj.
“Fair Market Value” means the fair market value as of the applicable date for a Schedule 2 Asset in an amount equal to the fair market value as of such date for such Schedule 2 Asset as indicated (i) by the primary pricing source set forth in the table below that corresponds to the applicable asset class of such Schedule 2 Asset, (ii) if such primary pricing source is not available or no fair market value is indicated by such primary pricing source for such Schedule 2 Asset, by the secondary pricing source set forth in the table below that corresponds to the applicable asset class of such Schedule 2 Asset, or (iii) if neither such primary nor secondary pricing source is available or no fair market value is indicated by either such source for such Schedule 2 Asset, by the tertiary pricing source, if any, set forth in the table below that corresponds to the applicable asset class of such Schedule 2 Asset. For any applicable pricing source, the Mid Price as of 3 p.m. eastern time will be used.

Asset Class	Primary Pricing Source	Secondary Pricing Source	Tertiary Pricing Source
Treasuries	ICE	[***]	[***]
Agencies	ICE	[***]	[***]
IG Corp	ICE	[***]	[***]
Emerging	ICE	[***]	[***]
HY	ICE	[***]	[***]

kk.
[***].

Commitment Agreement, dated September 13, 2022

CONFIDENTIAL

ll.
“GAC Issuance Data” means, with respect to AAIA, the AAIA GAC Issuance Data and, with respect to AANY, the AANY GAC Issuance Data.
mm.
“GAC Issuance Data Notice Date” is defined in paragraph 1.d.i.
nn.
“GAC Issuance True-Up Premium” is defined in Schedule 6.
oo.
“ICE” means the Intercontinental Exchange.
pp.
“Indemnified Party” is defined in paragraph 9.
qq.
[***].
rr.
“Insurers” is defined in the preamble.
ss.
“Interim Asset Cash Flows” means, with respect to the Transferred Assets, the aggregate amount paid by the issuer of each asset to the record owner as of any day during the period from and including the Commitment Agreement Date and to but excluding the date that the Premium Due Date Transfers occur, (i) with respect to any coupon, plus (ii) with respect to cash flows received on such assets, including but not limited to principal payments, principal redemptions and tender offers but not including coupons described in clause (i). Interim Asset Cash Flows will not include any payments made with respect to any Transferred Assets that were due prior to the Commitment Agreement Date and any other cash flows not principal- or interest-related (such as class action payment receipt and litigation payment) relevant to events occurring prior to the Commitment Agreement Date. For purposes of paragraph 3.b, which relates to “Schedule 2 Assets” instead of “Transferred Assets,” the reference in this definition to “Transferred Assets” shall instead refer to “Schedule 2 Assets”. For purposes of paragraph 3.c, which relates to “Ineligible Assets” instead of “Transferred Assets,” the reference in this definition to “Transferred Assets” shall instead refer to “Ineligible Assets”.
tt.
“Knowledge” means actual knowledge after making appropriate inquiry.
uu.
“Lien” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.
vv.
“Mid Price” means, for any applicable pricing source set forth in the definition of Fair Market Value, the mid price as provided by the pricing source.
ww.
“Misstated Asset” is defined in paragraph 3.d.
xx.
“Modified GAC Form” means, with respect to AAIA, the AAIA Modified GAC Form and, with respect to AANY, the AANY Modified GAC Form.
yy.
"NDA” is defined in paragraph 10.b.
zz.
“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975, for which no statutory exemption or U.S. Department of Labor class exemption is available.
aaa.
“NYSDFS” means the New York State Department of Financial Services.
bbb.
“Payee” means, with respect to any Contract, any payee under such Contract, including annuitants, contingent annuitants, alternate payees and beneficiaries, as applicable.
ccc.
“Permitted Liens” means:
i.
any Liens created by operation of law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of a Transferred Asset on the Premium Due Date in violation of applicable law); or
ii.
with respect to any Transferred Asset, any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing

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CONFIDENTIAL

agreement to which such assets are subject (other than restrictions relating to the transfer of such an asset on the Premium Due Date in violation of any such restriction).
ddd.
“Plan” is defined in the preamble.
eee.
“Plan Asset” means an asset of the Plan within the meaning of ERISA.
fff.
“Plan Governing Documents” is defined in paragraph 7.b.iii.
ggg.
“Plan Trust” means the Pactiv General Employee Benefit Trust.
hhh.
“Plan Trustee” means Northern Trust Company in its capacity as trustee for the Plan Trust.
iii.
[***].
jjj.
“Premium Amount” means, with respect to AAIA, the AAIA Premium Amount and, with respect to AANY, the AANY Premium Amount.
kkk.
“Premium Due Date” means September 20, 2022.
lll.
“Premium Due Date Transfers” means, with respect to AAIA, the AAIA Premium Due Date Transfers and, with respect to AANY, the AANY Premium Due Date Transfers.
mmm.
“Schedule 2 Asset” means each asset listed from time to time on Schedule 2, including any updated Schedule 2 pursuant to paragraph 3.a.
nnn.
“Scheduled GAC Issuance Date” means, with respect to any Contract, [***], or such other date agreed upon by the Company and the applicable Insurer.
ooo.
“SEC” is defined in paragraph 4.b.
ppp.
“Specimen GAC Form” is defined in paragraph 1.a.
qqq.
[***].
rrr.
“Transfer Instructions” is defined in paragraph 3.
sss.
"Transferred Asset” means, with respect to any Insurer, each Eligible Asset transferred to and received by such Insurer by the Cut-Off Time on the applicable Premium Due Date. Until valid title to an Eligible Asset has transferred to an Insurer, such asset is not a Transferred Asset.
ttt.
“Transferred Asset Market Value” means (i) the close of market Fair Market Value of a Transferred Asset as of the close of business on the Business Day prior to the Commitment Agreement Date, plus (ii) accrued interest on such Transferred Asset as of the close of business on the Business Day prior to the Commitment Agreement Date.
uuu.
“Transferred Asset Valuation” means, with respect to any Insurer, the sum of the Transferred Asset Market Value for each applicable Transferred Asset.
vvv.
[***].
www.
[***].
xxx.
“Welcome Kit” is defined in paragraph 5.a.
yyy.
“Welcome Kit Mailing Date” is defined in paragraph 5.a.

9.
Indemnification by the Insurers.

From and after the Premium Due Date, each Insurer agrees, severally as to itself and not jointly, to indemnify, defend and hold the Company, the Plan, the Committee and their respective affiliates, officers, directors, employees, Plan fiduciaries, agents and other representatives (each, an “Indemnified Party”) harmless from and against any and all actual, but not potential or contingent, losses, damages, costs and expenses (in each case, including reasonable out of pocket expenses and reasonable fees and expenses of counsel) to the extent arising out of or relating to the portion

Commitment Agreement, dated September 13, 2022

CONFIDENTIAL

of any action, lawsuit, proceeding, investigation, demand or other claim against such Indemnified Party by a third party that is threatened or brought against or that involves an Indemnified Party and that arises out of or relates to (a) any breach by such Insurer of a representation, warranty or covenant under this Commitment Agreement or the applicable Contract or (b) any failure by such Insurer to make, or cause to be made, any payments required to be made by such Insurer pursuant to the applicable Contract or the annuity certificates issued thereunder.

10.
Miscellaneous.

a.
This Commitment Agreement, together with the Schedules to this Commitment Agreement, which are incorporated by reference and made a part of this Commitment Agreement as if fully set forth herein, and the NDA together constitute the sole and entire agreement of the parties to this Commitment Agreement with respect to the subject matter contained herein and therein. Upon issuance of the Contracts, in the event of a conflict between this Commitment Agreement and the applicable Contract, the terms of the applicable Contract shall prevail. The parties each hereby acknowledge that they jointly and equally participated in the drafting of this Commitment Agreement and all other agreements contemplated hereby, and no presumption will be made that any provision of this Commitment Agreement will be construed against any party by reason of such role in the drafting of this Commitment Agreement or any other agreement contemplated hereby. No amendment of any of the provisions hereof shall be effective unless set forth in writing and signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Commitment Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Except to the extent expressly provided in this Commitment Agreement, nothing in this Commitment Agreement shall confer any rights or remedies upon any person other than the parties hereto.

b.
Notwithstanding anything to the contrary in the Mutual Non-Disclosure Agreement, dated as of [***], between the Company and [***] (the “NDA”), (i) nothing in this Commitment Agreement or the NDA shall be construed to prohibit the Insurers, the Company, the Committee or the Plan from [***], and (ii) neither Insurer will be required to return or destroy any Confidential Information (as defined in the NDA) and neither Insurer will be restricted in its use or disclosure of any Confidential Information related to Payees, annuity payments under the applicable Contract or the pricing or underwriting of the applicable Contract, received from another party, provided, that each Insurer will use such confidential information only in compliance with all applicable laws relating to privacy of personally identifying information and only for purposes of performing such Insurer’s obligations under this Commitment Agreement and the applicable Contract.

c.
This Commitment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, or proceeding arising out of or relating to this Commitment Agreement or the transactions contemplated hereby may be instituted in the courts of the State of New York in each case located in the city of New York and County of New York, and each

Commitment Agreement, dated September 13, 2022

CONFIDENTIAL

party hereby irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action, or proceeding. The parties agree that irreparable damage may occur if any provisions of this Commitment Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. To the fullest extent permitted by law, none of the parties will be liable to any other party for any punitive or exemplary damages of any nature in respect of matters arising out of this Commitment Agreement.

d.
Each Insurer will comply, and will use [***] efforts to ensure that all of its affiliates, agents, and subcontractors comply, with all applicable state and federal laws governing the confidential information of all applicable Payees, including those laws relating to privacy, data security and protection and the safeguarding of such information, and its maintenance, disclosure and use. Each Insurer will maintain [***] administrative, technical and physical safeguards to protect the privacy and security of the confidential information related to the applicable Payees in its custody or under its control. Each Insurer has established and will maintain [***] internal written policies relating to the confidential information of any applicable Payee in its custody or under its control. Each Insurer will comply in all material respects with any internal written policies relating to the confidential information of any applicable Payee in its custody or under its control as in effect from time to time. Each Insurer acknowledges that it is responsible from and after the Commitment Agreement Date for any Data Breach with respect to the applicable Payee data. For purposes of this paragraph 10.d., “Data Breach” with respect to an Insurer means any act or omission by such Insurer or its agents, subcontractors or service providers (“Authorized Persons”) that compromises either the security, confidentiality or integrity of any applicable Payee data in its custody or under its control or the physical, technical, administrative or organizational safeguards put in place by such Insurer (or any Authorized Persons) that relate to the protection of the security, confidentiality or integrity of any personally identifying information of any applicable Payee that is in its custody or under its control.

e.
Neither of the Insurers nor the Company shall assign or transfer this Commitment Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties. Any assignment or transfer in violation of this paragraph 10.e. will be null and void from the outset, without any effect whatsoever.

f.
This Commitment Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company, Committee and the Insurers have executed this Commitment Agreement as of the date first written above.

Commitment Agreement, dated September 13, 2022

CONFIDENTIAL

Athene Annuity and Life Company	Pactiv LLC
By: _____/s/ [**]___________________________	By: ___/s/ Chandra Mitchell__________________
Print Name: __[**]_________________________	Print Name: __Chandra J. Mitchell____________
Title: _______[**]__________________________	Title: ___VP, General Counsel & Secretary________

Athene Annuity & Life Assurance Company of New York	Pactiv Evergreen Inc. Pension Plans Investment Committee
By: _____/s/ [**]___________________________	By: ___/s/ Chandra Mitchell__________________
Print Name: __[**]_________________________	Print Name: __Chandra J. Mitchell____________
Title: _______[**]__________________________	Title: ___Authorized Signatory_______________

** Redacted pursuant to Item 601(a)(6) of Regulation S-K.

Pursuant to Item 601(a)(5) of Regulation S-K, the Schedules to this Agreement listed below have not been filed:

Schedule 1 Specimen GAC Form

Schedule 2 List of Schedule 2 Assets

Schedule 3 Interim Asset Cash Flows

Schedule 4 Investment Managers and Investment Advisers

Schedule 5 Administration and Transfer

Schedule 6 GAC Issuance True-Up Premium

Schedule 7 State Insurance Governmental Authorities

Schedule 8 Historical Mortality Data

Schedule 9 Disclosure Schedule

Commitment Agreement, dated September 13, 2022

CONFIDENTIAL